UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                         FORM 8-K
                                     CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): February 1, 1996



                          SOUTHWESTERN PUBLIC SERVICE COMPANY
                (Exact name of registrant as specified in its charter)

     New Mexico                          1-3789                   75-0575400
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                              Identification No.)

                        Tyler at Sixth, Amarillo, Texas 79101
                (Address of principal executive offices)  (Zip Code)

       Registrant's Telephone Number, including area code (806) 378-2121



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ITEM 5. OTHER EVENTS

       On January 31, 1996, the Annual Meeting of Shareholders of Southwestern Public Service Company ("SPS") was held. At the meeting, the holders of SPS common stock approved an amendment to the SPS Restated Articles of Incorporation to provide for a new class of 10 million shares of preferred stock, $1 par value, which may be issued in series with such terms and conditions as may be set by SPS's board.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits.   The following exhibits are filed herewith:

                3(i)    Restated Articles of Incorporation as amended through
                         February 1, 1996.


                               SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



SOUTHWESTERN PUBLIC SERVICE COMPANY


/s/ Doyle R. Bunch II
Executive Vice President
Accounting and Corporate Development


DATE: February 23, 1996